Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934


                        Date of Report December 14, 2001
                        --------------------------------
                        (Date of earliest event reported)



                               CE Generation, LLC
                               ------------------
             (Exact name of registrant as specified in its charter)



    Delaware                      333-89521                      47-0818523
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(State or other               (Commission File                  (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation or
 organization)


 302 South 36th Street, Suite 400           Omaha, NE              68131
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:    (402) 341-4500
                                                       --------------




                                       N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 10, 2001 Moody's Investors Service, Inc. ("Moody's") announced that it had upgraded its rating on the senior secured debt of CE Generation, LLC ("CE Generation") to Ba3 from Caa2. A copy of Moody's press release announcing the rating upgrade is included as Exhibit 1 to this report.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Moody's Press Release dated December 10, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CE GENERATION, LLC

Dated:  December 14, 2001                         By:  /s/  Paul J. Leighton
                                                       ----------------------
                                                            Paul J. Leighton
                                                            Secretary

                                                                       EXHIBIT 1


  CORRECTED - (OFFICIAL)-TEXT-Moody's raises CE Generation ratings

       CORRECTION TO TEXT: MOODY'S UPGRADES THE RATINGS FOR BOTH CE GENERATION LLC AND SALTON SEA FUNDING CORPORATION (CE GENERATION AND SALTON SEA FUNDING ARE NOT WHOLLY-OWNED SUBSIDIARIES OF MIDAMERICAN ENERGY HOLDINGS COMPANY, THEY ARE 50% OWNED.)
       (Press release provided by Moody's Investor Service)

       NEW YORK, Dec 10 - Moody's Investors Service today raised the rating of CE Generation, LLC (CEGen) senior secured debt to Ba2 from B1 and the rating of Salton Sea Funding Corporation senior secured debt to Ba3 from Caa2. Both ratings are removed from review for further upgrade and the rating outlook for both CEGen and Salton Sea debt is positive. The rating action reflects a number of positive developments relating to the financial outlook for Southern California Edison Company (SCE: Issuer Rating - Caa2; On Review for Possible Upgrade) following the October 2001 settlement with the California Public Utility Commission (CPUC) which allows recovery of past wholesale power pro-curement costs. The rating action acknowledges the recent announcement that SCE and nearly all of the qualifying facilities (QFs) had successfully agreed to modifications to the terms of certain purchase power agreements between SCE and QFs. Key elements of these five-year agreements include a fixed energy payment amount of 5.37 cents payable to the renewable QFs and resolution around the timing for repayment of past amounts owed to the QFs. Moody's expects that the modifications to these contracts will require CPUC approval, which should follow given the similar terms of these contracts to the original agreements. The rating action further considers the very liquid position of SCE, and the fact that SCE has resumed payments to the QFs since April 2001 (following a March 27th order from the CPUC). Moody's notes the continued existence of a funded debt service reserve and the fact that the projects remained current on debt service even while SCE was not making required payments to the projects. The rating action further notes the importance of these assets to the generating mix in California and incorporates in the CEGen upgrade the fact that 40% of CEGen's cash flow is derived from non-California sources. While today's rating action clearly considers the liquidity position of SCE, the rating action is tempered by the current Caa2 issuer rating of SCE. The positive outlook for both CEGen and Salton Sea reflects the improved longer-term prospects for SCE if all elements of the settlement agreement with the CPUC are implemented. CEGen and Salton Sea are 50% owned by Mid-American Energy Holding Company.

   REUTERS
  Rtr 16:07 12-10-01

  :SUBJECT: SRTG COBO ENER UTIL USA

  Copyright (c) 2001 Reuters
  Received By NewsEDGE/LAN:Mon Dec 10 16:09:16 2001